UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

CMS Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33322	20-8137247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street, Suite 750 White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 422-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

As described in the Current Report on Form 8-K filed by CMS Bancorp, Inc. (the “Company”) on April 24, 2013, effective as of April 22, 2013, the Company entered into an Amendment to Agreement and Plan of Merger (“Amendment”) to that certain Agreement and Plan of Merger dated as of August 10, 2012 by and between CMS Bancorp, Inc. and Customers Bancorp, Inc. (“Merger Agreement”). Under the terms of the Amendment, among other things, Customers Bancorp, Inc. (“Customers”) agreed to purchase $1,500,000 of Series A Noncumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) to be issued by the Company.

On May 22, 2013, the Company and Customers consummated the contemplated transaction, whereby the Company issued and sold 1,500 shares of Series A Preferred Stock to Customers. The issuance price was $1,000.00 per share, for an aggregate purchase price of $1,500,000, less a 3% discount.

The shares of Series A Preferred Stock sold to Customers were issued in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D, as promulgated by the SEC.

For more information about the Merger Agreement, as amended, see the Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission by the Company on August 10, 2012 and April 24, 2013.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2013, the Company filed a Certificate of Designations establishing the designations, powers, preferences, limitations, restrictions, and relative rights of the Series A Preferred Stock with the Secretary of State of the State of Delaware. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference. A form of stock certificate for the Series A Preferred Stock is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

3.1	Certificate of Designations for the Series A Noncumulative Perpetual Preferred Stock, as filed with the Secretary of State of the State of Delaware on May 21, 2013

4.1	Form of Stock Certificate for Series A Noncumulative Perpetual Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Bancorp, Inc.
(Registrant)

May 24, 2013	/s/ Stephen E. Dowd
(Date)	Stephen E. Dowd
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Certificate of Designations for the Series A Noncumulative Perpetual Preferred Stock, as filed with the Secretary of State of the State of Delaware on May 21, 2013

4.1	Form of Stock Certificate for Series A Noncumulative Perpetual Preferred Stock